UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 17, 2018

GAMING AND LEISURE PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

PENNSYLVANIA	001-36124	46-2116489
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(IRS Employer Identification Number)

845 Berkshire Blvd., Suite 200

Wyomissing, PA 19610

(Address of principal executive offices)

610-401-2900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

Notes Offering

On September 17, 2018, the operating partnership of Gaming and Leisure Properties, Inc., a Pennsylvania corporation (the “Company”), GLP Capital, L.P., a Pennsylvania limited partnership (the “Operating Partnership”), GLP Financing II, Inc., a Delaware corporation and wholly owned subsidiary of the Operating Partnership (“Capital Corp.” and, together with the Operating Partnership, the “Issuers”), and the Company, as guarantor, entered into an underwriting agreement (the “Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Inc., Wells Fargo Securities, LLC and J.P. Morgan Securities, LLC, as representatives of the several underwriters named therein (collectively, the “Underwriters”), pursuant to which the Issuers agreed to issue and sell to the Underwriters $750.0 million aggregate principal amount of the Issuers’ 5.300% Senior Notes due 2029 (the “2029 notes”) and $350.0 million aggregate principal amount of the Issuers’ 5.250% Senior Notes due 2025 (the “2025 Notes” and, together with the 2029 Notes, the “Notes”). The 2025 Notes will become part of the same series as, and are expected to be fungible with, the Issuers’ previously issued 5.250% senior notes due 2025, $500.0 million aggregate principal amount of which were originally issued on May 21, 2018. The Notes will be fully and unconditionally guaranteed on an unsecured basis by the Company. The offering of the Notes is expected to close on or about September 26, 2018, subject to customary closing conditions, with net proceeds to the Issuers expected to be approximately $1.096 billion after deducting underwriting discounts, the structuring fee and estimated expenses.

The Underwriting Agreement contains customary representations, warranties and covenants by the Issuers and the Company. It also provides for customary indemnification by each of the Issuers and the Company for losses or damages arising out of or in connection with the sale of the Notes.

The offering and sale of the Notes was made pursuant to a preliminary prospectus supplement, free writing prospectus and final prospectus supplement under the Issuers’ and the Company’s effective registration statement on Form S-3 (File Nos. 333-210423, 333-210423-01 and 333-210423-02), each of which has been filed with the Securities and Exchange Commission (the “SEC”).

The foregoing is a summary description of certain terms of the Underwriting Agreement and is qualified in its entirety by the text of the Underwriting Agreement attached as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

The Issuers intend to use the net proceeds from the offering, together with borrowings under the Operating Partnership’s revolving credit facility, to (i) finance the Company’s proposed acquisition of the real property assets of Plainridge Park Casino from Penn National Gaming, Inc. and its issuance of a secured mortgage loan to Boyd Gaming Corporation in connection with Boyd Gaming Corporation’s proposed acquisition of the real property assets of Belterra Park Gaming & Entertainment Center (collectively, the “Plainridge Park/Belterra Transactions”), (ii) finance the Company’s proposed acquisition of substantially all the real property assets of five gaming facilities owned by Tropicana Entertainment Inc. and its issuance of a mortgage loan to Eldorado Resorts, Inc. in connection with Eldorado Resorts, Inc.’s proposed acquisition of substantially all the real property assets of Lumière Place (collectively, the “Tropicana Transactions”), and (iii) pay the estimated transaction fees and expenses associated with the transactions. If the Operating Partnership does not consummate the Tropicana Transactions, the Issuers will redeem the 2029 Notes at a redemption price of 101% of the aggregate issue price plus accrued and unpaid interest thereon pursuant to a special mandatory redemption. The 2025 Notes are not subject to a special mandatory redemption. If the Operating Partnership does not consummate the Tropicana Transactions, the Operating Partnership intends to use the net proceeds from the offering of the 2025 Notes, together with cash on hand and/or borrowings under its revolving credit facility, to fund the Plainridge Park/Belterra Transactions or, if the Plainridge Park/Belterra Transactions are not consummated, for general corporate purposes. A copy of the press release, dated September 17, 2018, announcing the pricing of the Notes offering is attached as Exhibits 99.1 hereto and is incorporated herein by reference.

This Current Report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any securities of the Company or the Issuers, including, without limitation, the Notes proposed to be offered and sold pursuant to the preliminary prospectus supplement, free writing prospectus, final prospectus supplement and registration statement described above.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated September 17, 2018, among the Issuers, the Company and Merrill Lynch, Pierce, Fenner & Smith Inc., Wells Fargo Securities, LLC and J.P. Morgan Securities, LLC, as representatives of the several underwriters named therein

5.1	Opinion of Ballard Spahr LLP

5.2	Opinion of Goodwin Procter LLP

23.1	Consent of Ballard Spahr LLP (included in Exhibit 5.1)

23.2	Consent of Goodwin Procter LLP (included in Exhibit 5.2)

99.1	Press release of Gaming and Leisure Properties, Inc., dated September 17, 2018, related to the pricing of the Notes offering

Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, but not limited to, statements regarding the Company’s expectations regarding the Plainridge Park/Belterra Transactions and the Tropicana Transactions, the intended use of proceeds from the Notes offering and the expected closing of the Notes offering. Forward-looking statements can be identified by the use of forward-looking terminology such as “expects,” “believes,” “estimates,” “intends,” “may,” “will,” “should” or “anticipates” or the negative or other variation of these or similar words, or by discussions of future events, strategies or risks and uncertainties. Such forward-looking statements are inherently subject to risks, uncertainties and assumptions about the Company and its subsidiaries, including risks related to the following: the availability of and the ability to identify suitable and attractive acquisition and development opportunities and the ability to acquire and lease those properties on favorable terms; the ability to receive, or delays in obtaining, the regulatory approvals required to own and/or operate its properties, or other delays or impediments to completing the Company’s planned acquisitions or projects, including the Plainridge Park/Belterra Transactions, the Tropicana Transactions and the related proposed acquisitions of operating assets by Boyd Gaming Corporation and Eldorado Resorts, Inc., as well as the other transactions contemplated in connection with Penn National Gaming, Inc.’s proposed acquisition of Pinnacle Entertainment, Inc.; the Company’s ability to maintain its status as a real estate investment trust (“REIT”); the Company’s ability to access capital through debt and equity markets in amounts and at rates and costs acceptable to the Company, including through the Company’s existing ATM program; changes in the U.S. tax law and other state, federal or local laws, whether or not specific to REITs or to the gaming or lodging industries; and other factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, as amended, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, each as filed with the SEC. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by the cautionary statements included in this communication. the Company undertakes no obligation to publicly update or revise any forward-looking statements contained or incorporated by reference herein, whether as a result of new information, future events or otherwise, except as required by law. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this communication may not occur.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 19, 2018	GAMING AND LEISURE PROPERTIES, INC.

	By:	/s/ Steven T. Snyder
	Name:	Steven T. Snyder
	Title:	Interim Chief Financial Officer